UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: August 23, 2010
Date of Earliest Event Reported: August 18, 2010

Sionix Corporation
(Exact name of registrant as specified in its charter)

Nevada	002-95626-D	87-0428526
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2801 Ocean Park Blvd., Suite 339 Santa Monica, CA		90405
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:  (847) 235-4566

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Forward Looking Statements

This Form 8-K and other reports filed by Sionix Corporation (the “Company”) from time to time with the Securities and Exchange Commission (collectively the “Filings”) contain forward looking statements and information that are based upon beliefs of, and information currently available to, the Company’s management as well as estimates and assumptions made by the Company’s management.  When used in the Filings the words “anticipate”, “believe”, “estimate”, “expect”, “future”, “intend”, “plan” or the negative of these terms and similar expressions as they relate to the Company or the Company’s management identify forward looking statements.  Such statements reflect the current view of the Company with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to the Company’s industry, operations and results of operations and any businesses that may be acquired by the Company.  Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Although the Company believes that the expectations reflected in the forward looking statements are reasonable, the Company cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, the Company does not intend to update any of the forward-looking statements to conform these statements to actual results.

Item 1.01.  Entry into a Material Definitive Agreement

On or around July 14, 2010, Ascendiant Capital Group, LLC (the “Claim Holder”) sued the Company in Orange County Superior Court (the “Litigation”) for failure to repay approximately $520,000 in debt owed by the Company to the Claim Holder. On August 9, 2010, the Litigation was moved to Los Angeles County Superior Court.  This debt was incurred by the Company in the ordinary course of its business and was subsequently acquired from the original creditors by the Claim Holder.  On August 18, 2010, the Company and the Claim Holder entered into a Settlement Agreement pursuant to which the Company agreed to issue 4,000,000 shares of its common stock to the Claim Holder in exchange for extinguishment of the claims against the Company and dismissal of the Litigation. On August 20, 2010, the presiding judge in the Litigation entered an Order Approving Settlement of Claim (the “Order”), pursuant to which the Settlement Agreement became binding on the Company and the Claim Holder, and, on August 23, 2010, the Settlement Shares were issued to the Claim Holder.

The terms and conditions of the issuance of the Settlement Shares were approved, after a hearing upon the fairness of such terms and conditions at which the Claim Holder had the right to appear.  The issuance of the Settlement Shares was exempt from the registration requirements of the Securities Act of 1933 pursuant to Section 3(a)(10) of such Act.

A copy of the Settlement Agreement is filed as Exhibit 10.1 to this Current Report on Form 8-K.

Item 3.02.  Unregistered Sales of Equity Securities

The information contained in Item 1.01 of this Report is incorporated by reference into this Item 3.02.

Item 9.01.  Financial Statements and Exhibits.

(d)           Exhibits

10.1   Settlement Agreement, dated as of August 18, 2010, between Sionix Corporation and Ascendiant Capital Group, LLC.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

Sionix Corporation

Date: August 23, 2010	By:	/s/ DAVID R. WELLS
David R. Wells
President and Chief Financial Officer

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